SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 15, 2006

Bullion River Gold Corp.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Nevada
(STATE OR OTHER JURISDICTION OF
INCORPORATION OR ORGANIZATION)

0-20317 COMMISSION FILE NUMBER 1325 Airmotive Way, Suite 325, Reno, Nevada (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	88-0270266 (I.R.S. EMPLOYER IDENTIFICATION NUMBER) 89502 (ZIP CODE)

ISSUER’S TELEPHONE NUMBER: (775) 324-4881

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 4.01.  Changes in Registrant’s Certifying Accountant.

Effective as of February 15, 2006, the Board of Directors of Registrant appointed HJ & Associates, LLC (“HJ”) as the Registrant’s independent registered public accounting firm.

During the fiscal years ended December 31, 2003 and 2004, and through the date of this disclosure, Registrant did not consult with HJ regarding (i) the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Registrant’s financial statements, relating to which any written or oral advice was provided that Registrant concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement or a event identified in response to paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

The Company has provided HJ with a copy of the foregoing disclosure. Attached as an exhibit hereto is a copy of HJ’s letter, dated February 15, 2006, in response to the foregoing disclosure.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

(16) Letter from HJ & Associates, LLC to the Securities and Exchange Commission dated February 15, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 15, 2006

Bullion River Gold Corp.

By:	/s/ Peter M. Kuhn

Peter M. Kuhn Chief Executive Officer